VANGUARD ADMIRAL(TM)TREASURY MONEY MARKET FUND

Semiannual Report - July 31, 2001

MONEY MARKET

[PHOTO OF COMPASS/SHIP]

[THE VANGUARD GROUP(R) LOGO]

WHY COSTS MATTER

As the ups and downs of the financial markets remind us, investors cannot control or predict investment returns. What you can control is how much you invest,  how much explicit risk you take,  and the  investment  costs you incur.
     Only you can decide how much to invest. But Vanguard can help you to manage the risk and costs of your investment program. Our lineup of funds provides you with the flexibility to create a portfolio that reflects your goals and risk tolerance. All of our funds-whether indexed or actively managed-follow disciplined investment strategies. Vanguard funds also operate at cost, which means substantial savings for you. In 2000, the average expense ratio (operating costs as a percentage of average net assets) for our funds was 0.27%, or $2.70 per $1,000 in assets. This was a fraction of the 1.30% ($13 per $1,000 in assets) expense ratio for the average fund, according to Lipper Inc.
     Costs matter because they are subtracted from a fund's gross returns. The lower your investment expenses, the greater the portion of the market's return you receive. At Vanguard, we know that it's your money we're managing, and that our duty is to manage it responsibly and economically.

SUMMARY

* Vanguard Admiral Treasury Money Market Fund returned 2.3% during the six months ended July 31, 2001, outperforming its average mutual fund peer.

* Short-term interest rates plunged during the half-year, significantly reducing the income earned by your fund.

* Money market investments earned returns that were well above those of the broad U.S. stock market, but below the returns of longer-term fixed income securities.

CONTENTS

 1 Letter from the Chairman

 5 Report from the Adviser

 7 Fund Profile

 8 Glossary of Investment Terms

 9 Performance Summary

10 Financial Statements

16 Advantages of Vanguard.com

LETTER
  from the Chairman

Fellow Shareholder,

VANGUARD ADMIRAL TREASURY MONEY MARKET FUND earned a total return of 2.3% during the six months ended July 31, 2001. Your fund's performance, which was well ahead of the losses recorded by the still-struggling U.S. stock market, reflected lower short-term interest rates. On July 31, the fund's annualized yield was 3.91%, down considerably from 5.96% six months earlier.

                           TOTAL RETURNS                        SIX MONTHS ENDED
                                                                   JULY 31, 2001
                           -----------------------------------------------------
                           ADMIRAL TREASURY MONEY MARKET FUND               2.3%
                             (SEC 7-Day Annualized Yield: 3.91%)
                           Average U.S. Treasury Money Market Fund*         2.0
                           Salomon Smith Barney 3-Month
                             U.S. Treasury Bill Index                       2.3
                           -----------------------------------------------------
                           *Derived from data provided by Lipper Inc.

     The table above presents the fund's six-month total return along with the returns of its average mutual fund peer and an unmanaged market index. As you can see, our return topped that of our fund's average peer and matched that of the index. The fund's return is based on the reinvestment of dividends totaling $0.023 per share paid from net investment income; its net asset value remained at $1, which is expected but not guaranteed.
     For the past 12 months, your fund returned 5.5%. After adjusting for the 2.7% rise in consumer prices during the year, the fund returned a real, or inflation-adjusted, 2.8%-a strong performance, especially in light of the stock market's troubles.


MARKET BAROMETER                                                   TOTAL RETURNS
                                                     PERIODS ENDED JULY 31, 2001

                                                     SIX         ONE        FIVE
                                                  MONTHS        YEAR      YEARS*
--------------------------------------------------------------------------------
BONDS
LEHMAN AGGREGATE BOND INDEX (Entire market)         4.2%       12.7%        7.9%
LEHMAN 10 YEAR MUNICIPAL BOND INDEX                 2.9         9.5         6.7
SALOMOM SMITH BARNEY 3-MONTH
  U.S. TREASURY BILL INDEX                          2.3         5.5         5.2
--------------------------------------------------------------------------------
STOCKS
S&P 500 INDEX (Large-caps)                        -10.8%      -14.3%       15.3%
RUSSELL 2000 INDEX (Small-caps)                    -3.9       - 1.7        10.4
WILSHIRE 5000 INDEX (Entire market)               -10.8       -15.0        13.9
MSCI EAFE INDEX (International)                   -15.9       -21.4         3.4
--------------------------------------------------------------------------------
CPI
CONSUMER PRICE INDEX                                1.4%        2.7%        2.5%
================================================================================
*Annualized.

FINANCIAL MARKETS IN REFIEW
During the six months ended July 31, the U.S. economic engine sputtered but did not stall. According to an early estimate, the nation's gross domestic product grew at a rather anemic 0.7% annual rate during the second quarter of 2001-a mere fraction of the 5.7% rate recorded during the same period a year earlier.

----------------------
THE NATION'S  GROSS
DOMESTIC  PRODUCT
GREW AT AN ANELIC 0.7%
ANNUAL RATE DURING
THE SECOND QUARTER OF
2001--A FRACTION OF
THE 5.7% RATE RECORDED
A YEAR EARLIER.
----------------------

It was spending by individual consumers and the government sector that was responsible for the modest growth. Corporate America was not spending: Business investment in new equipment and plants declined sharply, and inventories also shrank.
     Businesses were reining in their expenditures because less money was coming in. Corporate earnings plummeted during the six months. Estimated earnings for companies in the Standard & Poor's 500 Index were some 30% lower in second-quarter 2001 than in the same period of 2000.
     In contrast, consumer spending, while not as robust as it had been in the past few years, remained remarkably strong, especially in light of reports about rising unemployment. Incomes continued to increase overall, and many consumers refinanced mortgages at lower interest rates, freeing up cash to spend elsewhere. Many borrowed against their homes to buy big-ticket items, such as cars. Still, reports suggested that consumers' confidence in the economy has waned, and that it could drop further if the employment situation worsened or if real estate values fell.
     The unemployment rate reached 4.5% during the spring--still relatively benign in historical terms but up from the 30-year lows seen in 2000. Job losses were concentrated in the manufacturing sector, where many companies furloughed workers because orders had dried up.
     In an attempt to revive the economy, the Federal Reserve Board cut short-term interest rates by a total of 175 basis points (1.75 percentage points) during the six months. These cuts followed two reductions of half a percentage point each in January.
     Broad U.S. stock market indexes fell sharply during the half-year, although not as steeply as overall corporate profits. Both the Wilshire 5000 Total Market Index and the S&P 500 Index returned -10.8%. Certain market segments and industries held up well, however. Smaller and mid-sized value stocks-those seen as "cheap" relative to earnings and other measures-posted gains.
     By contrast, the U.S. fixed income market had a profitable and relatively placid half-year. Corporate bonds generally outperformed Treasury securities during the six months, and the Lehman Brothers Aggregate Bond Index returned 4.2%. However, high-yield "junk" bonds suffered as investors fretted about the slowing economy's impact on corporate finances, pushing the Lehman High Yield Index to a -1.9% return. Yields on Treasury securities-which move in the opposite direction from prices-declined across all maturities, most steeply at the short end of the spectrum. The yield of the 30-year

U.S. Treasury bond fell 3 basis points to 5.50%, and the yield of the 10-year Treasury note dipped 11 basis points to 5.04%. The yield of the 90-day Treasury bill, which slightly lags the Fed's interest rate moves, fell 145 basis points to 3.52%.

PERFORMANCE OVERVIEW
During the first half of its fiscal year, Vanguard Admiral Treasury Money Market Fund fulfilled its objective of providing income and liquidity while preserving the value of the fund's principal. And it also provided something that the broad stock market-and many segments within the stock market-did not: a positive return.
     However, the past six months demonstrated one of the chief risks of investing in short-term securities. As prevailing interest rates fall, so does the income earned on short-term investments, such as those held by money market funds. The decline in your fund's yield during the six months, which totaled more than 2 percentage points, was even steeper than that of the 3-month U.S. Treasury bill. So, even though the fund maintained its net asset value at $1, the income it earned, and thus its total return, dropped.

                                                        ------------------------
                                                        AS  PREVAILING  INTEREST
                                                        RATES FALL,  SO DOES THE
                                                               INCOME  EARNED ON
                                                         SHORT-TERM INVESTMENTS,
                                                           SUCH AS THOSE HELD BY
                                                             MONEY MARKET FUNDS.
                                                        ------------------------

     For details on changes in the fund's average maturity during the six months, see the Report from the Adviser, which begins on page 5.
     Though our absolute return fell along with interest rates, our relative result during the six months was excellent. Your fund's margin over its average peer is the result of our significant cost advantage and skillful investment management by Vanguard's Fixed Income Group. The Admiral Treasury Money Market Fund's annualized expense ratio (expenses as a percentage of average net assets) is 0.15%, or $1.50 per $1,000 invested. This compares with an expense ratio of 0.72%, or $7.20 per $1,000 invested, charged by the average Treasury money market fund, according to Lipper Inc. Because Treasury money market funds select investments from the same pool of securities, differences in fund costs translate into differences in performance. Simply put, our cost advantage works to the benefit of our shareholders.
     Proportionately, low expenses will be even more important in coming months, since the decline in money market yields means that investment costs will consume a larger share of the returns available to shareholders.

IN SUMMARY
Amid the turmoil in the stock market, short-term investments such as money market mutual funds provided a safe haven. Of course, the advantages of liquidity and stable share price come with a trade-off: The income stream from money market securities varies widely over time, quickly reacting to changes in market interest rates. Because investing in any asset class involves such a trade-off between risk and reward, we recommend that investors build and maintain a diversified portfolio that includes stock funds, bond funds, and short-term reserves in a proportion that best suits their individual needs. And once you have such a plan in place, we urge you to stick with it.
     Finally, we'd like you to know that we appreciate the confidence you have placed in Vanguard by entrusting your hard-earned money to us.


/S/ JOHN J. BRENNAN

August 8, 2001

                                                      [PHOTO OF JOHN J. BRENNAN]
                                                                 JOHN J. BRENNAN
                                                                    CHAIRMAN AND
                                                         CHIEF EXECUTIVE OFFICER



--------------------------------------------------------------------------------
NOTICE TO SHAREHOLDERS
The fiscal year-end for Vanguard Admiral Treasury Money Market Fund is being changed from January 31 to August 31. The change will not affect the fund's investment objectives or policies. Rather, it is part of a wider effort to improve the efficiency and reduce the costs of producing fund reports by spreading the work more evenly throughout the year.
     In about one month, shareholders of the Admiral Treasury Money Market Fund will receive a fund report covering the seven-month period from January 31, 2001, through August 31, 2001. After that, shareholders will receive a semiannual report each April, covering the six months from September 1 through February, and an annual report each October, covering the twelve months through August.

REPORT
  FROM THE ADVISER                                   VANGUARD FIXED INCOME GROUP

VANGUARD ADMIRAL TREASURY MONEY MARKET FUND performed well during the six months ended July 31, 2001, outperforming its average peer. However, the sharp decline in interest rates during the period meant a lower yield--and, thus, a lower total return--for your fund. Our six-month return of 2.3% topped the result of the broad stock market but fell below the solid returns of bonds.
                                                --------------------------------
                                                           INVESTMENT PHILOSOPHY

                                                      THE FUND REFLECTS A BELIEF
                                                    tHAT A HIGH LEVEL OF CURRENT
                                                  INCOME CONSISTENT WITH CAPITAL
                                                    PRESERVATION CAN BE PROVIDED
                                                       TO INVESTORS WHO WANT THE
                                                    UNPARALLED CREDIT QUALITY OF
                                                       U.S. TREASURY SECURITIES.
                                                --------------------------------


THE INVESTMENT ENVIRONMENT
During the six months ended July 31, the U.S. economy slowed considerably, primarily because of a sharp reduction in business spending and a severe downshift in production at the nation's factories. Though some positive signs surfaced in the form of a relatively strong housing market and steady consumer spending, these factors were not enough to keep U.S. economic growth from slowing to an inflation-adjusted annual rate of 1.3% during the first three months of 2001 and a 0.7% rate in the April-June quarter. Whether the economy will continue to decelerate--not to mention when it might begin to turn up--is far from clear.
     Since the end of our 2001 fiscal year, the Federal Reserve Board has moved aggressively to ward off the slowdown, cutting its target for short-term interest rates by 1.75 percentage points to 3.75%. The effect on short-term securities, which react swiftly to interest rate changes, has been significant. Market rates for U.S. Treasury securities have fallen in step with the Fed's target and will continue to fall if the Fed eases interest rates further.
     Inflation, meanwhile, has remained fairly steady, hovering at an annual rate of around 3%. This means that real (after-inflation) yields on money market funds are heading toward zero--a level not seen since the early 1990s.

OUR INVESTMENT APPROACH
Because we anticipated further easing by the Fed, we lengthened the fund's average maturity before our 2002 fiscal year began. This stance, which we maintained throughout the fiscal half-year, contributed significantly to the fund's performance.
     We believe that the Fed's rate cuts have not yet worked their way through the economy. However, we believe that further cuts are coming, and we have positioned our portfolio to take advantage of any additional decline in rates.
     Our commitment to providing a high-quality, conservatively managed fund is steadfast. We believe that our advantage over our peers--low costs, reinforced with prudent and experienced investment management--adds up for our shareholders year after year.

Ian A. MacKinnon, Managing Director
Robert F. Auwaerter, Principal
John W. Hollyer, Principal
David R. Glocke, Principal
August 13, 2001

FUND  PROFILE                                               AS OF JULY 31,  2001
  FOR ADMIRAL TREASURY MONEY MARKET FUND

This Profile provides a snapshot of the fund's characteristics. Key terms are defined on page 8.

---------------------------------------
FINANCIAL ATTRIBUTES

YIELD                              3.9%
AVERAGE MATURITY                63 days
AVERAGE QUALITY TREASURY
  EXPENSE RATIO                  0.15%*
---------------------------------------
*Annualized.


---------------------------------------
DISTRIBUTION BY CREDIT QUALITY
  (% of portfolio)
---------------------------------------
TREASURY                         100.0%
---------------------------------------




                                                             [PHOTO OF COMPUTER]
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

GLOSSARY
  OF INVESTMENT TERMS

AVERAGE MATURITY. The average length of time until securities held by a fund reach maturity and are repaid.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's holdings by credit-rating agencies. U.S. Treasury securities are considered to have the highest credit quality.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past seven days and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
                                       8

PERFORMANCE SUMMARY
  FOR ADMIRAL TREASURY MONEY MARKET FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.




--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                     December 14, 1992-July 31, 2001

                                             ADMIRAL TREASURY            AVERAGE
                                            MONEY MARKET FUND              FUND*
FISCAL                                                  TOTAL              TOTAL
YEAR                                                   RETURN             RETURN
--------------------------------------------------------------------------------
1993                                                     0.4%               0.4%
1994                                                     3.0                2.6
1995                                                     4.2                3.8
1996                                                     5.7                5.3
1997                                                     5.2                4.7
1998                                                     5.3                4.8
1999                                                     5.1                4.6
2000                                                     4.8                4.3
2001                                                     6.1                5.5
2002**                                                   2.3                2.0
--------------------------------------------------------------------------------
SEC 7-Day ANNUALIZED YIELD (7/31/2001): 3.91%
--------------------------------------------------------------------------------
 *Average Treasury Money Market Fund; derived from data provided by Lipper Inc. **Six months ended July 31, 2001.
See Financial Highlights table on page 14 for dividend information for the past five years.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                        PERIODS ENDED JUNE 30, 2001*


                                                             SINCE INCEPTION
                          INCEPTION                     ------------------------
                               DATE  1 YEAR   5 YEARs   CAPITAL   INCOME   TOTAL
--------------------------------------------------------------------------------
ADMIRAL TREASURY
  MONEY MARKET FUND      12/14/1992   5.71%     5.28%     0.00%    4.89%   4.89%
--------------------------------------------------------------------------------
*SEC rules require that we provide this average annual total return information through the latest calendar quarter.
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
  JULY 31, 2001 (UNAUDITED)

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings on the last day of the reporting period, including each security's maturity date, coupon rate or yield to maturity at the time of purchase, and statement-date market value.
Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share. The fund's objective is to maintain a constant NAV of $1.00 per share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Virtually the entire amount of net assets consists of Paid-in Capital (money invested by shareholders). Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day, and Accumulated Realized Gains (Losses) are very small because the fund seldom realizes any significant gains or losses on sales of securities.

----------------------------------------------------------------------------------------------------------------------------
                                                                                                   FACE             MARKET
                                                                               MATURITY          AMOUNT             VALUE*
ADMIRAL TREASURY MONEY MARKET FUND                            YIELD**              DATE           (000)              (000)
----------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (106.2%)

U.S. Treasury Bill                                      3.379%-3.591%         9/27/2001         122,145             121,488
U.S. Treasury Bill                                      3.403%-4.883%          8/2/2001         538,387             538,324
U.S. Treasury Bill                                      3.437%-3.525%         1/17/2002         325,761             320,524
U.S. Treasury Bill                                             3.444%         1/31/2002         180,000             176,920
U.S. Treasury Bill                                             3.445%        11/23/2001         160,000             158,280
U.S. Treasury Bill                                      3.465%-4.282%         9/20/2001         657,782             654,318
U.S. Treasury Bill                                             3.466%         12/6/2001         200,000             197,594
U.S. Treasury Bill                                      3.478%-3.530%         1/24/2002         350,000             344,133
U.S. Treasury Bill                                      3.491%-3.583%        10/18/2001         449,915             446,454
U.S. Treasury Bill                                             3.501%        10/25/2001          31,376              31,119
U.S. Treasury Bill                                      3.517%-3.535%          1/3/2002         248,863             245,145
U.S. Treasury Bill                                      3.532%-3.582%        10/11/2001         149,248             148,206
U.S. Treasury Bill                                      3.539%-4.088%         10/4/2001         184,684             183,437
U.S. Treasury Bill                                      3.541%-4.891%         8/16/2001         221,797             221,425
U.S. Treasury Bill                                      3.562%-4.898%         8/23/2001         823,381             821,414
U.S. Treasury Bill                                      3.562%-4.647%          9/6/2001         838,000             834,601
U.S. Treasury Bill                                      3.573%-3.633%         8/30/2001         595,559             593,835
U.S. Treasury Bill                                      3.662%-4.312%          8/9/2001         567,360             566,896
U.S. Treasury Bill                                      3.687%-3.724%         11/8/2001         330,000             326,700
U.S. Treasury Inflation-Indexed Note                           3.625%         7/15/2002          66,573              67,745
U.S. Treasury Note                                             5.625%         9/30/2001         307,905             308,618
U.S. Treasury Note                                             5.875%        11/30/2001         120,000             120,331
U.S. Treasury Note                                              6.25%        10/31/2001          60,000              60,282
U.S. Treasury Note                                             6.375%         9/30/2001         130,000             130,455
U.S. Treasury Note                                              6.50%         8/31/2001         250,000             250,564
U.S. Treasury Note                                              7.50%        11/15/2001         200,000             201,954
----------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
  (COST $8,070,762)                                                                                               8,070,762
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     MARKET
                                                                                                                     VALUE*
                                                                                                                      (000)
----------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-6.2%)
----------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                 67,439
Payables for Investment Securities Purchased                                                                       (521,052)
Other Liabilities                                                                                                   (19,121)
                                                                                                                  ----------
                                                                                                                   (472,734)
                                                                                                                  ----------
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------------------------------------------------------
Applicable to 7,597,458,700 outstanding $.001 par value shares of beneficial interest
  (unlimited authorization)                                                                                      $7,598,028
============================================================================================================================
NET ASSET VALUE PER SHARE                                                                                             $1.00
============================================================================================================================
 *See Note A in Notes to Financial Statements.
**Represents annualized  yield  at date of purchase for discount securities, and coupon for coupon-bearing securities.

----------------------------------------------------------------------------------------------------------------------------
AT JULY 31, 2001, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------------------------------------------------------
                                                                                                 AMOUNT                 PER
                                                                                                  (000)               SHARE
----------------------------------------------------------------------------------------------------------------------------
Paid-in Capital                                                                              $7,597,458               $1.00
Undistributed Net Investment Income                                                                  --                  --
Accumulated Net Realized Losses                                                                     570                  --
Unrealized Appreciation                                                                              --                  --
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                   $7,598,028               $1.00
============================================================================================================================

STATEMENT OF OPERATIONS
This Statement shows interest earned by the fund during the reporting period, and details the operating expenses charged to the fund. Expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and any Unrealized Appreciation (Depreciation) on investments during the period. For money market funds, Realized Net Gain (Loss) should always be minimal and Unrealized Appreciation (Depreciation) should be zero.

--------------------------------------------------------------------------------
                                              ADMIRAL TREASURY MONEY MARKET FUND
                                                  SIX MONTHS ENDED JULY 31, 2001
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Interest                                                             $171,677
--------------------------------------------------------------------------------
    Total Income                                                        171,677
--------------------------------------------------------------------------------
EXPENSES
  The Vanguard Group--Note B
    Investment Advisory Services                                            429
    Management and Administrative                                         4,177
    Marketing and Distribution                                              633
  Custodian Fees                                                             61
  Auditing Fees                                                               7
  Shareholders' Reports                                                      53
  Trustees' Fees and Expenses                                                 5
--------------------------------------------------------------------------------
    Total Expenses                                                        5,365
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   166,312
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                      301
--------------------------------------------------------------------------------
UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES              --
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $166,613
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Dividends from Net Investment Income generally equal the net income earned as shown under the Operations section. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.

--------------------------------------------------------------------------------
                                              ADMIRAL TREASURY MONEY MARKET FUND
                                              ----------------------------------
                                                    SIX MONTHS              YEAR
                                                         ENDED             ENDED
                                                 JULY 31, 2001     JAN. 31, 2001
                                                         (000)             (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                              $ 166,312        $ 354,777
  Realized Net Gain (Loss)                                 301              242
  Change in Unrealized Appreciation (Depreciation)          --               --
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
        Resulting from Operations                      166,613          355,019
--------------------------------------------------------------------------------
DIVIDENDS FROM NET INVESTMENT INCOME                  (166,312)        (354,777)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (AT $1.00)
  Issued                                             3,599,687        6,262,217
  Issued in Lieu of Cash Distributions                 159,557          338,705
  Redeemed                                          (2,907,795)      (5,502,682)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from
      Capital Share Transactions                       851,449        1,098,240
--------------------------------------------------------------------------------

  Total Increase (Decrease)                            851,750        1,098,482
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                6,746,278        5,647,796
--------------------------------------------------------------------------------
  End of Period                                     $7,598,028       $6,746,278
================================================================================

FINANCIAL HIGHLIGHTS
The fund's objective is to maintain a constant NAV of $1.00 per share by distributing all of its income and avoiding capital gains or losses. The financial highlights table summarizes the fund's investment results and distributions to shareholders on a per-share basis. The table also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess the variability of net income returns from year to year and how much it costs to operate the fund.

-----------------------------------------------------------------------------------------------------
                                                           ADMIRAL TREASURY MONEY MARKET FUND
                                                                   YEAR ENDED JANUARY 31,
FOR A SHARE OUTSTANDING          SIX MONTHS ENDED   -------------------------------------------------
THROUGHOUT EACH PERIOD              JULY 31, 2001      2001     2000        1999       1998     1997
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $1.00     $1.00    $1.00       $1.00      $1.00    $1.00
-----------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                      .023      .059     .047        .050       .052     .051
  Net Realized and Unrealized Gain
    (Loss) on Investments                      --        --       --          --         --       --
-----------------------------------------------------------------------------------------------------
    Total from Investment Operations         .023      .059     .047        .050       .052     .051
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income      (.023)    (.059)   (.047)      (.050)     (.052)   (.051)
  Distributions from Realized Capital
    Gains                                      --        --      --           --         --       --
-----------------------------------------------------------------------------------------------------
    Total Distributions                     (.023)    (.059)   (.047)      (.050)     (.052)   (.051)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $1.00     $1.00    $1.00       $1.00      $1.00    $1.00
=====================================================================================================

TOTAL RETURN*                               2.34%     6.07%    4.79%       5.12%      5.31%    5.24%
=====================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)     $7,598    $6,746   $5,648      $5,057     $3,880   $3,247
  Ratio of Total Expenses to
    Average Net Assets                     0.15%*     0.15%    0.15%       0.15%      0.15%    0.15%
  Ratio of Net Investment Income to
    Average Net Assets                     4.65%*     5.90%    4.69%       4.97%      5.20%    5.12%
=====================================================================================================
*Annualized.

NOTES TO FINANCIAL STATEMENTS
Vanguard Admiral Treasury Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in short-term debt instruments backed by the full faith and credit of the U.S. government.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. SECURITY VALUATION: Securities are valued at amortized cost, which approximates market value.
     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Dividends from net investment income are declared daily and paid on the first business day of the following month.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2001, the fund had contributed capital of $1,373,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 1.4% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

THE ADVANTAGES OF
GETTING CONNECTED
  Visit Vanguard.com                                         [PHOTE OF COMPUTER]

Why wait for the mail? You can get fund reports like this one sooner--and reduce the amount of mail you receive from us. Simply choose to view your fund reports online.
     Consider the benefits of using VANGUARD.COM. On our website, you can:
*    Choose to receive all fund reports, as well as prospectuses, online.
* Request a courtesy e-mail to notify you when a new fund report or prospectus is available.
     When you receive fund reports and prospectuses online, you lower Vanguard's printing and postage costs--and that helps to reduce the expense ratios of your funds. You will continue to receive confirmations of purchases, redemptions, and other account activity by mail.

HOW TO NOTIFY US ABOUT YOUR MAILING PREFERENCES
You can easily tell us to stop mailing your fund reports and prospectuses. Just log on to Vanguard.com (or follow the easy steps to register for secure, online access to your accounts) and update your Web profile. Registered users can also view their account values; download records of recent transactions; research and track the performance of individual securities and funds; buy, exchange, and sell fund shares; and much more.
     If you invest directly with us, you can also elect to receive all of your account statements online or to continue the mailing of only your year-end statements, which detail every transaction you make during the year. However, if you invest with us through an employer-sponsored retirement plan or a financial intermediary, some of these options may not be available to you.
     All Vanguard shareholders can choose to receive our electronic newsletters:
ECONOMIC WEEK IN REVIEW, a recap of each week's key economic reports and market activity; and WHAT'S NEW AT VANGUARD, a monthly update on our mutual funds, services, and online resources.

YOUR ONLINE INFORMATION IS SECURE
Vanguard.com uses some of the most secure forms of online communication available, including data encryption and Secure Sockets Layer (SSL) protocol. These technologies provide a high level of security and privacy when you access your account information, initiate online transactions, or send us messages.

THE PEOPLE
  Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     The majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES
JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Retired Managing Partner of Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.

--------------------------------------------------------------------------------
OTHER FUND OFFICERS

R. GREGORY BARTON, Secretary; Managing Director-Legal and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS
ROBERT A. DISTEFANO, Information Technology.
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                           JOHN C. BOGLE
           Founder; Chairman and Chief Executive, 1974-1996.

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All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q112 092001